               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                Date of Report: October 18, 1996




                          MERISEL, INC.
     (Exact name of registrant as specified in its charter)



Delaware                           0-17156               95-4172359
(State or other jurisdiction of   (Commission           (I.R.S. Employer
of incorporation or organiazation) File Number)          Identification No.)



                    200 Continental Boulevard
                   El Segundo, CA  90245-0984
            (Address of principal executive offices)
                           (Zip code)



                         (310)  615-3080
      (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

     On October 4, 1996 (the "Closing Date"), Merisel, Inc. (the "Company") completed the sale of substantially all of its European, Mexican and Latin American businesses (such businesses are referred to herein as "EML") to CHS Electronics, Inc. ("CHS"). The sale was effective as of September 27, 1996, pursuant to a Purchase Agreement dated August 29, 1996, and amended as of October 4, 1996 among the Company, Merisel Europe, Inc. and CHS (copies of which are attached hereto as Exhibit 2.1 and 2.2). The sale included substantially all of the assets and related liabilities of Merisel Europe, Inc. and the stock of the following subsidiaries of Merisel, Inc.:

     Merisel (U.K.) Limited, a United Kingdom limited company Merisel (U.K.)-Swiss Branch, a Swiss Branch of Merisel (U.K.) Limited
     Merisel Ges.M.B.H., an Austrian limited company
     Merisel GMBH, a German limited company
     Merisel Factoring GMBH, a German limited company and a subsidiary of Merisel GMBH
     Merisel Netherlands B.V., a Netherlands corporation
     Merisel France, Inc., a Delaware corporation
     Merisel SNC, a partnership whose partners are Merisel France, Inc. and MIFINCO, Inc.
     MIFINCO, Inc., a Delaware corporation
     Merisel Latin America, Inc., a Delaware corporation
     Merisel Argentina, S.A., an Argentinean corporation and a subsidiary of Merisel Latin America, Inc.
     Merisel Mexico, S.A. de C.V, a Mexican corporation
     Merisel Services, S.A. de C.V., a Mexican corporation and a subsidiary of Merisel Mexico, S.A. de C.V.

     The Purchase Price was approximately $154 million. The purchase price consists of CHS's assumption of Merisel's $34 million European asset securitization facility against which $21 million was outstanding at August 31, 1996, and approximately
$133 million in cash, of which $10 million is being retained by CHS, subject to the completion of closing balance sheet audits of EML. The Purchase Price is subject to adjustment, based on among other things, changes in book value since August
31, 1996. Forty million of the $154 million of the purchase price was for the stock of Merisel Latin America, Inc. and Merisel Mexico, S.A. de C.V. and the remainder was for the European assets and stock of the European subsidiaries.

     For additional information see the October 4, 1996 press release of Merisel, Inc., which is incorporated herein by this reference and a copy of which is attached hereto as an Exhibit.

Item 7.   Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.
     Not Applicable
(b)  Pro Forma Financial Information
                            -2-

The Following unaudited pro forma financial statements are filed with this report:
     Pro Forma Condensed Consolidated Balance Sheet
     as of June 30, 1996......................................... Page 5
     Pro Forma Condensed Consolidated Statements of Operations:
     Six Months Ended June 30, 1996...............................Page 6
     Year Ended December 31, 1995................................ Page 7
     Notes to Unaudited ProForma Condensed
     Consolidated Financial Statements............................Pages 8-9

     The unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of June 30, 1996 reflects the financial position of the Company after giving effect to the disposition of substantially all of EML as discussed in Item 2 and assumes the disposition took place on June 30, 1996. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1995 and the six months ended June 30, 1996 assume that the disposition occurred on the first date of the period presented, and are based on the operations of the Company for the year ended
December 31, 1995 and the six months ended June 30, 1996. Such pro forma statements also reflect the $72,500,000 repayment of the Company's senior debt, which was made from the proceeds of the sale.
     The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction or the repayment of the senior debt occurred as of the date or for the periods presented.
     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company for the year ended December 31, 1995 as filed on Form 10-K and for the six months ended June 30, 1996 as filed on Form 10-Q.

 (c) Exhibits

          2.1  Purchase Agreement dated as of  August 29, 1996.
          2.2  Amendment 1 to Purchase Agreement dated as of
               October 4, 1996.
          2.3  Amended and Restated Receivables Transfer
               Agreement, dated as of September 27, 1996, by and between Merisel Americas, Inc. and Merisel Capital
               Funding, Inc.
          2.4  Amended and Restated Receivables Purchase and
               Servicing Agreement dated as of September 27, 1996 by and between Merisel Capital Funding, Inc., Redwood
               Receivables Corp., Merisel Americas, Inc. and
               General Electric Capital Corporation.
          4.1  First Amendment to Amended and Restated Revolving
               Credit Agreement dated as of June 30, 1996 by and among Merisel Americas, Inc., Merisel Europe, Inc., Merisel, Inc. and the lender parties thereto.
          4.2  Second Amendment and Waiver to Amended and
               Restated Revolving Credit Agreement
               dated as of October 2, 1996 by and among
                             -3-

               Merisel Americas, Inc., Merisel Europe, Inc.,
               Merisel, Inc. and the lender parties thereto.
          4.3  Third Amendment to Amended and Restated
               Subordinated Note Purchase Agreement dated
               as of June 30, 1996 by and among Merisel
               Americas, Inc. and the Noteholders signatory thereto.
          4.4  Fourth Amendment and Waiver to Amended and
               Restated Subordinated Note Purchase
               Agreement dated as of October 2, 1996 by
               and among Merisel Americas, Inc. and the Noteholders
               signatory thereto.
          4.5  Fourth Amendment to Amended and Restated
               Senior Note Purchase Agreement dated
               as of June 30, 1996 by and among Merisel
               Americas, Inc., Merisel, Inc. and the Noteholders
               signatory thereto.
          4.6  Fifth Amendment and Waiver to Amended and
               Restated Senior Note Purchase Agreement
               dated as of October 2, 1996 by and among
               Merisel Americas, Inc., Merisel, Inc. and the
               Noteholders signatory thereto.
        10.51  Employment Agreement between Merisel,
               Inc. and James Illson dated August 19, 1996.
        10.52  Severance Agreement between Merisel, Inc. and
               James Brill dated August 27, 1996.
        20     Press release of Merisel, Inc. dated October 4, 1996.
                             -4-

                         PRO FORMA FINANCIAL INFORMATION

                          MERISEL, INC. AND SUBSIDIARIES
               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   JUNE 30, 1996

                                (In thousands)

                                                 Pro Forma
                                                Adjustments

                            Historical    EML (a)    Other     Pro Forma
                             6/30/96
Current Assets:
Cash & Cash Equivalents      $35,959      $2,390   $50,738(b)    $84,307
Accounts Receivable (net of
allowances)                  363,151     155,325    10,000(c)    217,826
Inventories                  399,474     111,803         -       287,671
Prepaid Expenses              14,118       2,251         -        11,867
Income Taxes Recievable       13,043       1,269         -        11,774


  Total current assets       825,745     273,038    60,738       613,445

Property and Equipment, Net   85,465      17,006         -        68,459
Cost in Excess of Net
Assets Acquired               91,009       6,001         -        85,008
Other Assets                  12,067       2,444         -         9,623

Total Assets              $1,014,286    $298,489   $60,738      $776,535
                          ----------    --------   -------      --------
                          ----------    --------   -------      --------

Current Liabilities:
Accounts Payable             424,922     112,255         -       312,667
Accrued Liabilities           70,786      16,443     2,500(d)     56,843
Short-Term Debt              231,524      86,161  (137,863)(e)     7,500
Long-Term Debt - Current       4,296         132         -         4,164
Subordinated Debt - Current    4,400           -         -         4,400
Deferred Income Taxes            396         880         -          (484)

  Total Current Liabilities  736,324     215,871  (135,363)      385,090

Long-Term Debt               134,373           -   151,524       285,897
Subordinated Debt             13,200           -         -        13,200
Capitalized Lease
Obligations                    4,765       4,765         -             -

  Total Liabilities          888,662     220,636    16,161       684,187

  Total Stockholders'
  Equity                     125,624      77,853    44,577        92,348
                             -------      ------    ------        ------
                             -------      ------    ------        ------

Total Liabilities and
Stockholders Equity        1,014,268     298,489    60,738       776,535

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.
                               -5-

                       PRO FORMA FINANCIAL INFORMATION

                        MERISEL, INC. AND SUBSIDIARIES
                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                         STATEMENT  OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JUNE 30, 1996

                     (In Thousands, Except Per Share Data)



                                             Pro Forma
                                            Adjustments
                         Historical
                          6/30/96     EML (a)    Other  Pro Forma
Net Sales                2,979,257    737,682        -    2,241,575
Cost of Sales            2,812,447    685,862        -    2,126,585

Gross Profit               166,810     51,820        -      114,990
Selling, General &
Administrative Expenses    161,558     49,739    4,310(b)   116,129

Operating Income (Loss)      5,252      2,081   (4,310)      (1,139)
Interest Expense            19,472      4,910   (1,336)(c)   13,226
Other Expense               10,766          -        -       10,766

Loss Before
  Income Taxes             (24,986)    (2,829)  (2,974)     (25,131)
Income Tax Benefit
(Expense)                       74       (527)       -          601

Net Loss                   (24,912)    (3,356)  (2,974)     (24,530)
                           --------    -------  -------     --------
                           --------    -------  -------     --------

Net Loss Per Share           (0.83)         -        -        (0.82)
                           --------    -------   ------     --------
                           --------    -------   ------     --------
Weighted Average Number
of Shares Outstanding       29,871          -        -       29,871
                           -------     -------   -------    -------
                           -------     -------   -------    -------

See accompanying notes to unaudited pro forma condensed consolidated financial statements.
                              -6-

                     PRO FORMA FINANCIAL INFORMATION

                     MERISEL, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                         STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1995

                     (In Thousands, Except Per Share Data)

                                                Pro Forma
                                               Adjustments
                         Historical
                          12/31/95     EML (a)    Other     Pro Forma
Net Sales                5,956,967   1,279,482       -     4,677,485
Cost of Sales            5,633,278   1,193,673       -     4,439,605

Gross Profit               323,689      85,809       -       237,880
Selling, General &
 Administrative Expenses   317,195      91,176   4,495(b)    230,514
Impairment Losses           51,383           -       -        51,383
Restructuring Charge         9,333           -       -         9,333

Operating (Loss) Income    (54,222)     (5,367)      -       (53,350)
Interest Expense            37,583       8,948  (2,369)(c)    26,266
Other Expense               13,885           -       -        13,885

(Loss) Income Before
  Income Taxes            (105,690)    (14,315) (2,126)      (93,501)
Income Tax Benefit
(Expense)                   21,779       5,567    (280)       15,932

Net Loss                   (83,911)     (8,748) (2,406)      (77,569)
                           --------     ------- -------      --------
                           --------     ------- -------      --------

Net Loss Per Share          (2.82)           -        -        (2.60)
                           --------     ------- -------      --------
                           --------     ------- -------      --------

Weighted Average Number
of Shares Outstanding       29,806           -        -       29,806
                           -------      ------- -------      -------
                           -------      ------- -------      -------

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.
                             -7-

Notes to the Unaudited Pro Forma Condensed Consolidated Financial
                           Statements

1.  General

The foregoing unaudited pro forma condensed consolidated financial statements illustrate the effect of the sale by the Company of its European, Latin American and Mexican businesses ("EML"), pursuant to a Purchase Agreement among Merisel, Inc., Merisel
Europe, Inc., and CHS Electronics, Inc. ("CHS").   EML is not a
separate incorporated entity for which historical consolidated financial statements were prepared. The historical balances included herein represent combined balances obtained from the separate unaudited financial statements for the individual entities comprising EML. The sale price consisted of approximately $133 million in cash, of which $10 million is being retained by CHS, subject to completion of closing balance sheet audits, and CHS' assumption of Merisel's European asset securitization agreement against which $21 million was outstanding. Assuming the transaction was completed on June 30, 1996, the Company experienced a $36.945 million loss from the sale of EML, as follows:

Purchase price (net of $21 million asset
securitization facility assumed by CHS)                        133,238

EML equity                                                     (77,853)
EML debt not assumed by buyer                                  (86,161)
Cumulative foreign currency translation adjustment
related to EML residing in equity                               (3,669)
Estimated direct costs associated with transaction              (2,500)

Loss on Sale of EML                                            (36,945)


2.  Pro Forma Balance Sheet Adjustments

a)EML - Represents the historical unaudited June 30, 1996 balances for EML which are eliminated to reflect the sale to CHS.

b)Cash - Cash proceeds resulting from the sale of EML in excess of the amount used to pay down short term debt and amount retained by the buyer.

c)Accounts Receivable - Cash retained by the buyer pending the results of an independent audit of the combined closing balance sheets of EML.

d)Accrued Liabilities - Direct costs associated with the sale of EML.

e)Debt -Adjustment to debt resulting from the reclassification of short -term debt to long-term debt relating to the renegotiation of the Company's senior debt agreements as a result of the completion of the sale to CHS, net of payments made from the proceeds of the sale as follows:

EML short term debt retained by the Company                 86,161
Debt repayment made from cash proceeds                     (72,500)
Short-term debt reclassified to long-term debt            (151,524)
Net adjustment                                            (137,863)
                             -8-

3.  Pro Forma Income Statement Adjustments for the Six Months
Ended June 30, 1996

a)EML - Represents the historical unaudited balances for EML for the six months ended June 30, 1996 which are eliminated to reflect the sale to CHS.

b)Selling, General and Administrative Expenses- Corporate costs allocated by Merisel to EML(corporate overhead, administrative expenses, etc.) that would not have been elimated due to the sale of EML.

c)Interest Expense - Elimination of interest expense resulting from the repayment of $72,500 of debt at a weighted average interest rate of 11.2% with a portion of the proceeds from the sale, net of the effect of an interest rate increase of approximately 2.5% resulting from the renegotiation of the senior debt agreements.

4.  Pro Forma Income Statement Adjustments for the Year Ended
December 31, 1995

a)EML - Represents the historical unaudited balances for EML for the year ended December 31, 1995 which are eliminated to reflect the sale to CHS.

b)Selling, General and Administrative Expense-Corporate costs allocated by Merisel to EML(corporate overhead, administrative expenses, etc.) that would not have been elimated due to the sale of EML.

c)Interest Expense - Elimination of interest expense resulting from the repayment of $72,000 of debt at a weighted average interest rate of 10.75% with a portion of the proceeds from the sale, net of the effect of an interest rate increase of approximately 2.5 % resulting from the renegotiation of the senior debt agreements.

                           SIGNATURES





Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.




                            MERISEL, INC.




Date:  October 18, 1996       __/_s/_______________________________
                              James E. Illson, Senior Vice
                              President Finance, and Chief Financial Officer
                              (Duly authorized officer and
                               principal financial officer)